UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2025

I-80 GOLD CORP.
(Exact name of registrant as specified in its charter)

British Columbia	001-41382	Not Applicable
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5190 Neil Road, Suite 460
 Reno, Nevada, United States 89502
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (775) 525-6450

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares	IAUX	NYSE American LLC
Common Shares	IAU	The Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

The information set forth in Item 8.01 of this Current Report on Form 8-K regarding the Subscription Agreements is incorporated by reference into this Item 1.01.

Item 8.01 Other Events

Commencing January 27, 2025, i-80 Gold Corp. (the "Company") entered into subscription agreements (the "Subscription Agreements") with certain investors (the "Investors"), the form of Subscription Agreement was attached as Exhibit 10.1 to the Form 8-K filed with the Securities Exchange Commission ("SEC") on January 30, 2025.

Pursuant to the Subscription Agreements, the Investors purchased 28,212,593 common shares of the Company (the "Offered Shares") at a price of C$0.80 per Offered Share for aggregate gross proceeds to the Company of approximately C$22,570,074 (the "Offering"). The Offering closed on January 31, 2025.

The Offering was made pursuant to the Company's shelf registration statement on Form F-10 (File No. 333-279567), that was filed with the Securities and Exchange Commission and became effective on June 25, 2024, including the related prospectus, dated June 21, 2024, as supplemented by the prospectus supplement dated January 27, 2025.

The information in this Item 8.01, including Exhibit 99.1 filed hereto, shall be deemed to be incorporated by reference to the Company's registration statement on Form F-10 (File Number 333-279567).

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1 shall be deemed to be incorporated by reference into the Company's registration statement on Form F-10 (File Number 333-279567).

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated January 31, 2025 with respect to the Closing of the Previously Announced Upsized Prospectus Offering
104	Cover Page Interactive Data File - The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 31, 2025	i-80 GOLD CORP.

	By:	/s/ Ryan Snow
Ryan Snow
Chief Financial Officer